Variflex Variable Annuity Variflex LS Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 2, 2009
To Prospectus Dated May 1, 2009

Effective November 2, 2009, the following subaccounts are changing names. All references to the old name in the Prospectus dated May 1, 2009, are hereby changed to reflect the new name effective November 2, 2009.

Old Name	New Name
Legg Mason Partners Variable Aggressive Growth	Legg Mason ClearBridge Variable Aggressive Growth
Legg Mason Partners Variable Small Cap Growth	Legg Mason Western Asset Variable Small Cap Growth

Please Retain This Supplement For Future Reference